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                                                                  Exhibit (J)(1)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Highlights" in Post-Effective Amendment No. 18 under the Securities Act of 1933 and Amendment No. 20 under the Investment Company Act of 1940 to the Registration Statement (Form N-1A No. 33-38461 and 811-5019) and related Prospectus and Statement of Additional Information of Nicholas-Applegate Fund, Inc.


Ernst & Young LLP
Los Angeles, California
February 23, 2004